SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF THE LISTED FUND:

Cash Account Trust — Money Market Portfolio

Upon the recommendation of Deutsche Investment Management Americas Inc. (the “Advisor”), the Board of Cash Account Trust (the ”Trust”) has approved the liquidation and termination of Money Market Portfolio (the “Fund”), a series of the Trust, effective on or about June 18, 2014 (the ”Liquidation Date”). The Fund will redeem all of its shares outstanding on the Liquidation Date. The cost of the liquidation, including the mailing of notification to shareholders, will be borne by the Fund, subject to any applicable voluntary undertaking, then in effect, by the Advisor to waive or reimburse certain operating expenses of the Fund. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share (normally, $1.00) on such redemption date for all shares they redeem. Shareholders whose shares are redeemed automatically on the Liquidation Date will receive the net asset value per share (normally, $1.00) for all shares they own on the Liquidation Date.

In conjunction with approving the liquidation of the Fund, the Board of the Trust further approved closing the Fund to investments for new accounts effective March 14, 2014. The Fund will, however, continue to accept subsequent investments for existing accounts until the Liquidation Date, except that subsequent investments made by check, Automated Clearing House debit entries or pursuant to any automatic investment plan will no longer be accepted by the Fund beginning two weeks prior to the Liquidation Date. Shareholders who redeem shares using the checkwriting redemption privilege offered by the Fund are advised to stop using this privilege at least two weeks prior to the Liquidation Date to ensure that any redemption checks are presented to the Fund for payment on or prior to the Liquidation Date since any such redemption checks presented to the Fund after the Liquidation Date will not be honored.

Please Retain This Supplement for Future Reference

March 11, 2014
PROSTKR-357